SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2006
NORTH FORK BANCORPORATION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

275 Broadhollow Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 844-1004
Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 22, 2006, North Fork Bancorporation, Inc. and Capital One Financial Corporation issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing that their respective stockholders approved the acquisition of North Fork by Capital One.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by North Fork Bancorporation, Inc. and Capital One Financial Corporation, dated August 22, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH FORK BANCORPORATION, INC.
Date: August 23, 2006	/s/ Daniel M. Healy
	Name:	Daniel M. Healy
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by North Fork Bancorporation, Inc. and Capital One Financial Corporation, dated August 22, 2006

4